SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [X]

Check the appropriate box:

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
[X]    Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

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      Fidelity Income Trust

            Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):

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
[X]    $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

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            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


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
[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

SPARTAN(registered trademark) LIMITED MATURITY GOVERNMENT FUND
FIDELITY MORTGAGE SECURITIES PORTFOLIO
FIDELITY GINNIE MAE PORTFOLIO
FUNDS OF
FIDELITY INCOME FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Limited Maturity Government Fund, Fidelity Mortgage Securities Portfolio, and Fidelity Ginnie Mae Portfolio (the funds), will be held at the office of Fidelity Income Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on July 15, 1994 at 10:45 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Price Waterhouse as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To adopt a new fundamental investment policy for each fund permitting a fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To approve an amended management contract for Fidelity Mortgage Securities Portfolio and Fidelity Ginnie Mae Portfolio.
 8. To approve a Sub-Advisory Agreement with FMR Far East East for each of the funds.
 9. To approve a Sub-Advisory Agreement with FMR U.K. for each of the funds.
10. To eliminate the fundamental investment policy concerning repurchase agreements for Fidelity Mortgage Securities Portfolio.
11. To eliminate certain fundamental investment policies and replace certain others with non-fundamental investment policies for Fidelity Mortgage Securities Portfolio.
12.To adopt a fundamental investment limitation concerning commodities for Fidelity Mortgage Securities Portfolio.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
13.To amend the fundamental investment limitation concerning diversification for Spartan Limited Maturity Government Fund.
14.To amend the fundamental investment limitation concerning diversification for Fidelity Mortgage Securities Portfolio.
15. To amend the fundamental investment limitation concerning senior securities for Spartan Limited Maturity Government Fund and Fidelity Mortgage Securities Portfolio.
16. To eliminate the fundamental investment limitation concerning short sales for Spartan Limited Maturity Government Fund and Fidelity Mortgage Securities Portfolio.
17. To eliminate the fundamental investment limitation concerning margin purchases for Spartan Limited Maturity Government Fund and Fidelity Mortgage Securities Portfolio.
18. To amend the fundamental investment limitation concerning borrowing for Spartan Limited Maturity Government Fund and Fidelity Mortgage Securities Portfolio.
19. To amend the fundamental investment limitation concerning underwriting for Fidelity Mortgage Securities Portfolio.
20. To amend the fundamental investment limitation concerning concentration of its investments in a single industry for Spartan Limited Maturity Government Fund.
21. To amend the fundamental investment limitation concerning real estate for Spartan Limited Maturity Government Fund and Fidelity Mortgage Securities Portfolio.
22. To amend the fundamental investment limitation concerning commodities for Spartan Limited Maturity Government Fund.
23. To amend the fundamental investment limitation concerning lending for Spartan Limited Maturity Government Fund and Fidelity Mortgage Securities Portfolio.
24. To eliminate the fundamental investment limitation concerning investment in other investment companies for Fidelity Mortgage Securities Portfolio.
25. To eliminate the fundamental investment limitation concerning investing in oil, gas, and mineral exploration programs for Fidelity Mortgage Securities Portfolio.
 The Board of Trustees has fixed the close of business on May 18, 1994 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
May 18, 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
REGISTRATION   VALID SIGNATURE

A. 1)   ABC Corp.                       John Smith, Treasurer

 2)     ABC Corp.                       John Smith, Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins, Trustee

 2)     ABC Trust                       Ann B. Collins, Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins, Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
SPARTAN LIMITED MATURITY GOVERNMENT FUND
FIDELITY MORTGAGE SECURITIES PORTFOLIO
FIDELITY GINNIE MAE PORTFOLIO
TO BE HELD JULY 15, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Income Fund (the trust) to be used at the Special Meeting of Shareholders of Spartan Limited Maturity Government Fund, Fidelity Mortgage Securities Portfolio, and Fidelity Ginnie Mae Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held July 15, 1994 at 10:45 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 18, 1994. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds (except for Spartan Limited Maturity Government Fund whose expenses will be borne by Fidelity Management and Research Company (FMR)). The funds (FMR for Spartan Limited Maturity Government Fund), will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of each fund's annual report for the fiscal year ended July 31, 1993 has been mailed or delivered to shareholders of each respective fund entitled to vote at the meeting.
 Shares of each fund issued and outstanding as of March 31, 1994 are indicated in the following table:
   Spartan Limited Maturity Government Fund _______
   Fidelity Mortgage Securities Portfolio _______
   Fidelity Ginnie Mae Portfolio _______
 As of March 31, 1994, [Beneficial ownership language to be added]. Shareholders of record at the close of business on May 18, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSALS 3 THROUGH 21 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES OF THE FUND PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Income Fund, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mrs. Davis and Mr. Mann, all nominees named below are currently Trustees of Fidelity Income Fund and have served in that capacity continuously since originally elected or appointed. Mr. Cox, Mr. Jones, Mr. Lynch, and Mr. McDonough were selected by the trust's Nominating and Administration Committee (see page __ ) and were appointed to the Board in November 1991, May 1990, April 1990, and August 1989, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the funds' distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                  Principal Occupation **                  Year of
 (Age)                                                            Election or
                                                                  Appointment

*J. Gary Burkhead        Senior Vice President, is President      1986
82 Devonshire Street     of FMR; and President and a
Boston, MA               Director of FMR Texas Inc. (1989),
 (53)                    Fidelity Management &
                         Research (U.K.) Inc., and Fidelity
                         Management & Research (Far
                         East) Inc.

Ralph F. Cox             President of Greenhill Petroleum         1991
200 Rivercrest Drive     Corporation (petroleum exploration
Forth Worth, TX          and production, 1990).  Prior to his
 (62)                    retirement in March 1990, Mr. Cox
                         was President and Chief Operating
                         Officer of Union Pacific Resources
                         Company (exploration and
                         production).  He is a Director of
                         Bonneville Pacific Corporation
                         (independent power, 1989) and
                         CH2M Hill Companies
                         (engineering).  In addition, he
                         served on the Board of Directors of
                         the Norton Company (
                         manufacturer of industrial devices,
                         1983-1990) and continues to serve
                         on the Board of Directors of the
                         Texas State Chamber of
                         Commerce, and is a member of
                         advisory boards of Texas
                         A&M University and the
                         University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in               ____
340 E. 6th Street #22C   September 1991, Mrs. Davis was
New York, NY             the Senior Vice President of
 (62)                    Corporate Affairs of Avon
                         Products, Inc.  She is currently a
                         Director of BellSouth Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing, 1991),
                         and the TJX Companies, Inc. (retail
                         stores, 1990), and previously
                         served as a Director of Hallmark
                         Cards, Inc. (1985-1991) and
                         Nabisco Brands, Inc.  In addition,
                         she serves as a Director of the New
                         York City Chapter of the National
                         Multiple Sclerosis Society, and is a
                         member of the Advisory Council of
                         the International Executive Service
                         Corps. and the President's
                         Advisory Council of The
                         University of Vermont School of
                         Business Administration.

Richard J. Flynn         Financial consultant.  Prior to          1982
77 Fiske Hill            September 1986, Mr. Flynn was
Sturbridge, MA           Vice Chairman and a Director of
 (70)                    the Norton Company (manufacturer
                         of industrial devices).  He is
                         currently a  Director of Mechanics
                         Bank and a Trustee of College of
                         the Holy Cross and Old Sturbridge
                         Village, Inc.

*Edward C. Johnson 3d    President, is Chairman, Chief            1968
82 Devonshire Street     Executive Officer and a Director of
Boston, MA               FMR Corp.; a Director and
 (64)                    Chairman of the Board and of the
                         Executive Committee of FMR;
                         Chairman and a Director of FMR
                         Texas Inc. (1989), Fidelity
                         Management & Research
                         (U.K.) Inc., and Fidelity
                         Management & Research (Far
                         East) Inc.

E. Bradley Jones         Prior to his retirement in 1984, Mr.     1990
3881-2 Lander Road       Jones was Chairman and Chief
Chagrin Falls, OH        Executive Officer of LTV Steel
 (66)                    Company.  Prior to May 1990, he
                         was a Director of National City
                         Corporation (a bank holding
                         company) and National City Bank
                         of Cleveland.  He is a Director of
                         TRW Inc. (original equipment and
                         replacement products),
                         Cleveland-Cliffs Inc (mining),
                         NACCO Industries, Inc. (mining
                         and marketing), Consolidated Rail
                         Corporation, Birmingham Steel
                         Corporation, Hyster-Yale Materials
                         Handling, Inc. (1989) and RPM
                         Inc. (manufacturer of chemical
                         products, 1990).  In addition, he
                         serves as a Trustee of First Union
                         Real Estate Investments, Chairman
                         of the Board of Trustees and a
                         member of the Executive
                         Committee of the Cleveland Clinic
                         Foundation, a Trustee and a
                         member of the Executive
                         Committee of University School
                         (Cleveland), and a Trustee of
                         Cleveland Clinic Florida.

Donald J. Kirk           Professor at Columbia University         1987
680 Steamboat Road       Graduate School of Business and a
Apartment #1 - North     financial consultant.  Prior to 1987,
Greenwich, CT            he was Chairman of the Financial
 (61)                    Accounting Standards Board.  Mr.
                         Kirk is a Director of General Re
                         Corporation (reinsurance) and
                         Valuation Research Corp.
                         (appraisals and valuations, 1993).
                         In addition, he serves as Vice
                         Chairman of the Board of Directors
                         of the National Arts Stabilization
                         Fund and Vice Chairman of the
                         Board of Trustees of the Greenwich
                         Hospital Association.

*Peter S. Lynch          Vice Chairman of FMR (1992).             1990
82 Devonshire Street     Prior to his retirement on May 31,
Boston, MA               1990, he was a Director of FMR
 (51)                    (1989) and Executive Vice
                         President of FMR (a position he
                         held until March 31, 1991); Vice
                         President of Fidelity Magellan
                         Fund and FMR Growth Group
                         Leader; and a Managing Director
                         of FMR Corp.  Mr. Lynch was also
                         Vice President of Fidelity
                         Investments Corporate Services
                         (1991-1992). He is a Director of
                         W.R. Grace & Co. (chemicals,
                         1989) and Morrison Knudsen
                         Corporation (engineering and
                         construction).  In addition, he
                         serves as a Trustee of Boston
                         College, Massachusetts Eye &
                         Ear Infirmary, Historic Deerfield
                         (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer of
                         the Museum of Fine Arts of Boston
                         (1990).

Gerald C. McDonough      Chairman of G.M. Management              1989
135 Aspenwood Drive      Group (strategic advisory services).
Cleveland, OH            Prior to his retirement in July 1988,
 (65)                    he was Chairman and Chief
                         Executive Officer of Leaseway
                         Transportation Corp. (physical
                         distribution services).  Mr.
                         McDonough is a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications and
                         electronic products),
                         Brush-Wellman Inc. (metal
                         refining), York International Corp.
                         (air conditioning and refrigeration,
                         1989), Commercial Intertech Corp.
                         (water treatment equipment, 1992),
                         and Associated Estates Realty
                         Corporation (a real estate
                         investment trust, 1993).

Edward H. Malone         Prior to his retirement in 1985, Mr.     1989
5601 Turtle Bay Drive    Malone was Chairman, General
#2104                    Electric Investment Corporation
Naples, FL               and a Vice President of General
 (69)                    Electric Company.  He is a Director
                         of Allegheny Power Systems, Inc.
                         (electric utility), General Re
                         Corporation (reinsurance), and
                         Mattel Inc. (toy manufacturer).  He
                         is also a Trustee of Rensselaer
                         Polytechnic Institute and of
                         Corporate Property Investors and a
                         member of the Advisory Boards of
                         Butler Capital Corporation Funds
                         and Warburg, Pincus Partnership
                         Funds.

Marvin L. Mann           Chairman of the Board, President,        ____
55 Railroad Avenue       and Chief Executive Officer of
Greenwich,CT             Lexmark International, Inc. (office
 (61)                    machines, 1991). Prior to 1991, he
                         held positions of Vice President of
                         International Business Machines
                         Corporation ("IBM") and President
                         and General Manager of various
                         IBM divisions and subsidiaries. Mr.
                         Mann is a Director of M.A. Hanna
                         Company (chemicals, 1993) and
                         Infomart (marketing services,
                         1991), a Trammell Crow Co. In
                         addition, he serves as the
                         Campaign Vice Chairman of the
                         Tri-State United Way (1993) and is
                         a member of the University of
                         Alabama President's Cabinet
                         (1990).


Thomas R. Williams       President of The Wales Group, Inc.        1989
21st Floor               (management and financial
191 Peachtree Street,    advisory services).  Prior to retiring
N.E.                     in 1987, Mr. Williams served as
Atlanta, GA              Chairman of the Board of First
 (65)                    Wachovia Corporation (bank
                         holding company), and Chairman
                         and Chief Executive Officer of The
                         First National Bank of Atlanta and
                         First Atlanta Corporation (bank
                         holding company).  He is currently
                         a Director of BellSouth
                         Corporation (telecommunications),
                         ConAgra, Inc. (agricultural
                         products), Fisher Business Systems,
                         Inc. (computer software), Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates,
                         Inc. (computer software), National
                         Life Insurance Company of
                         Vermont, American Software, Inc.
                         (1989), and AppleSouth, Inc.
                         (restaurants, 1992).



** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
[insert beneficial ownership]
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months ended July 31, 1993. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of $_____ from the trust in their capacities as Trustees of the funds for the fiscal year ended July 31, 1993. The non-interested Trustees also served in similar capacities for other funds advised by FMR (see page __ ), and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, of FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Flynn, and Williams are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended July 31, 1993, the Committee held five meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended July 31, 1993 the committee held four meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Price Waterhouse has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Price Waterhouse has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial statements and, if requested, limited review of unaudited semiannual financial statements; (2) assistance and consultation in connection with SEC filings; and (3) review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of Price Waterhouse are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Spartan Limited Maturity Government Fund, Fidelity Mortgage Securities Portfolio, and Fidelity Ginnie Mae Portfolio are funds of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust. Currently, there are three funds in the trust. Each fund votes separately on matters concerning only that fund and votes on a trust-wide basis on matters that effect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one share, one-vote provision was to provide equitable voting rights as required by the Investment Company Act of 1940 (1940 Act). In the case where a trust has several series or funds, such as Fidelity Income Fund, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds diverge over time. The Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows each fund's net asset value.

                                           Net Asset Value as of   $1,000 investment in
                                           March 31, 1994          terms of shares on
                                                                   March 31, 1994

Spartan Limited Maturity Government Fund   $_______                ________

Fidelity Mortgage Securities Portfolio     $_______                ________

Fidelity Ginnie Mae Portfolio              $_______                ________


 For example, Fidelity Mortgage Securities Portfolio shareholders would have approximately ______% greater voting power than Spartan Limited Maturity Government Fund shareholders because at current NAVs, a $1,000 investment in Fidelity Mortgage Securities Portfolio would equal --- whereas a $1,000 investment in Spartan Limited Maturity Government Fund would equal _____ shares. Accordingly, a one share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest which FMR believes is a more equitable result, and is the result in a typical corporation where each voting share has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 determines the method of calculating voting rights for all shareholder votes for a fund. If approved Article VIII, Section 1 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] A shareholder of each series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) per share of such series, on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders.
 CONCLUSION. If approved, the amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. The Trustees believe the proposed amendment will benefit the trust by bringing greater equality in voting rights amongst all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If the amendment is not approved, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case would also require shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the Trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
 ARTICLE IV
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.

 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 on page __ seeks each fund's shareholder approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed structures under which several funds invest all of their assets in a single pooled investment.
For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with a retail equity fund designed for investors with lower minimums. This structure allows several funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one pool instead of managing them separately. The funds combine their investments by investing all of their assets in one pooled fund which would be organized as an open-end management investment company (mutual fund). (Each fund invested in a single pooled investment retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually reviews methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Pooled Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize the fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal 6) and if they determine that a Pooled Fund Structure is in the best interest of a fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
 (t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by a fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will take effect immediately after the shareholder meeting or any adjournments thereof. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING A FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME OBJECTIVE AND INVESTMENT POLICIES.
 The Board of Trustees has approved, subject to a shareholder vote, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed structures under which several funds invest all of their assets in a single pooled investment. In order to implement a Pooled Fund Structure, both the Declaration of Trust and a fund's policies must permit the structure. Proposal 5, which proposes to amend the Declaration of Trust, if approved, would allow the Trustees to authorize the conversion to a Pooled Fund Structure if permitted by a fund's policies. This proposal would add a fundamental policy for each fund that permits a Pooled Fund Structure.
 PURPOSE OF THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that a fund should invest in a Pooled Fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent a fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interests of a fund and its shareholders.
Approval of Proposal 5 provides the Trustees with explicit authority to approve a Pooled Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include each fund's limitations on investing more than 25% of total assets in one issuer or more than 25% of total assets in one industry, and on acting as an underwriter.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of a fund would be managed as part of a larger pool. Were a fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently.
 Whenever a fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable law or the fund's policies. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs to shareholders.
 FMR is presently seeking federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Pooled Fund structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION.   The Board of Trustees recommends that each fund's
shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. If the proposal is not adopted each fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY MORTGAGE SECURITIES PORTFOLIO AND FIDELITY GINNIE MAE PORTFOLIO.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, a proposal to amend each fund's management contract with FMR (the Amended Contract). The proposal would modify the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT) FOR EACH FUND.
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACTS. Copies of the Amended Contracts, marked to indicate the proposed amendment, are supplied as Exhibits 1 and 2 on pages __ and __, respectively. Except for the amendment to the management fee and the addition of item 1(c) for Fidelity Mortgage Securities Portfolio, which discusses FMR's ability to use broker-dealers on behalf of the fund, as discussed in this proposal, they are substantially identical to the Present Contracts. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts" of Fidelity Mortgage Securities Portfolio
and Fidelity Ginnie Mae Portfolio beginning on page    .)  If approved by
shareholders, the Amended Contracts will take effect on August 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1995 and thereafter subject to continuation by each fund's Board of Trustees. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1995, and thereafter subject to continuation by the funds' Board of Trustees.
 The management fee is an annual percentage of each fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a group fee rate, which varies according to FMR's assets under management, and a fixed individual fund fee rate. The proposal would modify the group fee by providing for lower fee rates if FMR's assets under management remain above $84 billion and $174 billion for Fidelity Mortgage Securities Portfolio and Fidelity Ginnie Mae Portfolio, respectively.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Amended Contract would not change the group fee calculation for group net assets of $84 billion or less and $174 billion or less for Fidelity Mortgage Securities Portfolio and Fidelity Ginnie Mae Portfolio, respectively. Above $84 billion and $174 billion in group net assets, for Fidelity Mortgage Securities Portfolio and Fidelity Ginnie Mae Portfolio, respectively, the group fee rate does not decline under the Present Contracts, but under the Amended Contracts, it declines as indicated in the table below. These lower fee rates were voluntarily implemented by FMR on January 1, 1992 and November 1, 1993.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fees when assets increase. The Amended Contract would add six new fee breakpoints for group asset levels above $84 billion and would add four new breakpoints for group asset levels above $174 billion, as illustrated in the following tables. (For an explanation of how these breakpoints are factored into the fee calculation, see the section entitled "Present Management Contracts" of Fidelity Mortgage Securities Portfolio and Fidelity Ginnie Mae Portfolio beginning on page ___.)

FOR FIDELITY MORTGAGE SECURITIES PORTFOLIO:
 GROUP FEE RATE SCHEDULE


Average Group

Assets           Present    Amended

($ billions)     Contract   Contract

84-120           .1500%     .1450%

120-174          .1500%     .1450%

174-228          .1500%     .1400%

228-282          .1500%     .1375%

282-336          .1500%     .1350%

Over 336         .1500%     .1325%

FOR FIDELITY GINNIE MAE PORTFOLIO:
 GROUP FEE RATE SCHEDULE


Average Group

Assets           Present    Amended

($ billions)     Contract   Contract

84-120           .1500%     .1450%

120-174          .1450%     .1450%

174-228          .1400%     .1400%

228-282          .1400%     .1375%

282-336          .1400%     .1350%

Over 336         .1400%     .1325%

The result for both funds at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES


Group Net

Assets         Present     Amended

($ billions)   Contract*   Contract

215   .1646%   .1646%

250   .1606%   .1604%

300   .1572%   .1565%

350   .1547%   .1533%

400   .1529%   .1507%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992 and November 1,1993.
 Average group net assets for March 1994 were approximately $___ billion. Each fund's annual individual fund fee rate is .30%. The sum of the group fee rate and the individual fund fee rate is referred to as a fund's management fee rate. One-twelfth (1/12) of this annual management fee rate is applied to the fund's average net assets for the current month, resulting in a dollar amount which is the management fee for that month.

 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. For March 1994
average group net assets of $___ billion, each fund's management fee rate under the Amended Contract would have been __%, compared to __% for Fidelity Mortgage Securities Portfolio and __% for Fidelity Ginnie Mae Portfolio under their Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until group net assets exceed $84 billion and $174 billion for Fidelity Mortgage Securities Portfolio and Fidelity Ginnie Mae Portfolio, respectively, at which point the management fee rate under the Amended Contract begins to decline. The following chart compares the fund's management fee and total expense ratio under the terms of the Present Contract for the fiscal year ended July 31, 1994 to the fees and expenses the fund would have incurred if the Amended Contract had been in effect. FIDELITY MORTGAGE SECURITIES PORTFOLIO
Present Contract*                   Amended Contract

Management          Total Expense   Management         Total Expense

Fee                 Ratio           Fee                Ratio

$_________           __%             $________          1.00%

FIDELITY GINNIE MAE PORTFOLIO
Present Contract*                   Amended Contract

Management          Total Expense   Management         Total Expense

Fee                 Ratio           Fee                Ratio

$_________           __%            $________           1.00%

* Does not reflect voluntary adoption of extended group fee rate schedules. TRANSACTIONS WITH BROKERS-DEALERS. Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) based upon the quality of the research and brokerage services.
 The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the funds to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 The funds have been already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the Securities and Exchange Commission, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. Fidelity Mortgage Securities Portfolio's Amended Management Contract and Fidelity Ginnie Mae Portfolio's Present Management Contract expressly recognize this authority.
 MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. The non-interested Trustees recommended in 1991, and again in 1993, that the existing group fee be reconsidered in light of the significant growth in the assets of funds advised by FMR.
 FMR provided substantial information to the Trustees to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the funds and the non-interested Trustees. In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the fund, including the Independent Trustees, considering the best interests of shareholders of the fund, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to the fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the fund; the increased complexity of the domestic and international securities markets; the investment record of FMR in managing the fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR, and Fidelity Service Co. (FSC, the funds' transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increased; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the fund; enhancements in the quality and scope of the shareholder services provided to the fund's shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the fund.
 With regard to the section of the proposed contract describing the changes to portfolio transactions, which pertains to Fidelity Mortgage Securities Portfolio (Fidelity Ginnie Mae Portfolio's current Contract already includes this provision), the Trustees considered the value of research provided by the broker-dealers, the quality of the execution services provided, and the level of commissions paid. While the fund does not generally purchase securities through a broker-dealer by paying commissions the Board of Trustees determined that amending the management contract to expressly recognize the authority of FMR to use affiliated broker-dealers and broker-dealers who provide research services furthers the goal of standardizing management contracts for Fidelity funds, and that explicitly permitting all Fidelity funds to utilize certain broker-dealers is beneficial to the fund.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED SHAREHOLDER ACTION. Based on its evaluation of the extensive materials presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of each fund's shareholders. The Board of Trustees voted to approve the submission of the Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract.
 8. TO APPROVE A SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR EACH OF THE
FUNDS.
 In conjunction with its portfolio management responsibilities on behalf of Spartan Limited Maturity Government Fund, Fidelity Mortgage Securities Portfolio, and Fidelity Ginnie Mae Portfolio, FMR proposes to enter into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a sub-advisory agreement (the proposed agreement) between Fidelity Management & Research Far East Inc. (FMR Far East) and FMR on behalf of each fund. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. Because FMR pays all of FMR Far East's fees, the proposed agreement would not affect the fees paid by each fund to FMR.
 On March 17, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. A copy of the proposed agreement is attached to this proxy statement as Exhibit 3.
 FMR Far East, with its principal office in Tokyo, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.
 Under the proposed agreement, FMR Far East would act as an investment consultant to FMR and would supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR Far East would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the proposed agreement with FMR Far East, FMR, NOT EACH FUND, would pay FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 Under the proposed agreement, FMR could also grant investment management authority with respect to all or a portion of each fund's assets to FMR Far East. If FMR Far East were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of a fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR Far East would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page ___.
 Allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH
FUND.   To the extent that FMR granted investment management authority to
FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take affect on August 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until June 30, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR Far East without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, the Board and FMR will consider alternative means of obtaining the investment services provided under the Sub-Advisory Agreement.
 9. TO APPROVE A SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR EACH OF THE
FUNDS.
 In conjunction with its portfolio management responsibilities on behalf of Spartan Limited Maturity Government Fund, Fidelity Mortgage Securities Portfolio, and Fidelity Ginnie Mae Portfolio, FMR proposes to enter into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a sub-advisory agreement (the proposed agreement) between Fidelity Management & Research U.K. Inc. (FMR U.K.) and FMR on behalf of each fund. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. Because FMR pays all of FMR U.K.'s fees, the proposed agreement would not affect the fees paid by each fund to FMR.
 On March 17, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. A copy of the proposed agreement is attached to this proxy statement as Exhibit 4.
 FMR U.K., with its principal office in London, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page __.
 Under the proposed agreement, FMR U.K. would act as an investment consultant to FMR and would supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K. would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Europe. Under the proposed agreement with FMR U.K., FMR, NOT EACH FUND, would pay FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 Under the proposed agreement, could also grant investment management authority with respect to all or a portion of each fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of a fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR U.K. would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page ___.
 Allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH
FUND.   To the extent that FMR granted investment management authority to
FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take affect on August 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until June 30, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR U.K. without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, the Board and FMR will consider alternative means of obtaining the investment services provided under the Sub-Advisory Agreement.
10. TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICY CONCERNING REPURCHASE AGREEMENTS FOR FIDELITY MORTGAGE SECURITIES PORTFOLIO.
     The fund, as a matter of fundamental policy, may engage in repurchase agreements with only member banks of the Federal Reserve System and primary dealers in U.S. government securities. Other investment companies managed by FMR may enter into such transactions with banks, such as U.S. branches of foreign banks that may not be members of the Federal Reserve system and with dealers that are not primary dealers, but which are deemed by FMR to be creditworthy and otherwise qualified to engage in these transactions. The Trustees recommend eliminating this fundamental policy and replacing it with a non-fundamental policy with respect to the specific parties with which the fund may enter into repurchase agreements as follows:
 "It is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by FMR."
    This policy would enable the fund to have broader flexibility when engaging in repurchase agreements. The criteria used by FMR to evaluate the creditworthiness of counter-parties will remain unchanged. However, you should note that by expanding the type of institutions with which the fund may engage in a repurchase agreement, additional risks may be incurred. For example, the risks of transacting with U.S. branches of foreign banks include future unfavorable political and economic developments and possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest.
  CONCLUSION. The Board of Trustees believes that this Proposal will benefit the fund by eliminating restrictions on engaging in repurchase agreements only with specific parties. The Trustees recommend that shareholders vote FOR the proposed changes to the fund's policy regarding repurchase agreements. If shareholders approve the Proposal, it will be implemented on the effective date of the next prospectus. If the Proposal is not approved the fund's current policies will remain unchanged.
11. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES AND REPLACE CERTAIN OTHERS WITH NON-FUNDAMENTAL INVESTMENT POLICIES FOR MORTGAGE SECURITIES PORTFOLIO.
 The Board of Trustees has approved a proposal that would replace certain of the fund's fundamental investment policies with non-fundamental investment policies and eliminate certain others. The main purpose of this proposal is to give the fund greater flexibility in the choice and management of its investments in pursuing its objective of seeking a high level of current income, consistent with prudent investment risk, by investing primarily in mortgage-related securities. While it is not currently anticipated that these changes would have any material impact on the way the fund is managed, approval of this proposal would permit the fund to change its policies regarding the types of securities it purchases, consistent with its investment objective, subject only to the supervision of the Trustees and applicable regulatory requirements, without seeking additional approval from shareholders. The fund's fundamental investment objectiv
e - to seek a high level of current income, consistent with prudent investment risk, by investing primarily in mortgage-related securities - will remain the same, and will not be changed in the future without shareholder approval.
 The primary effect of the proposal is to permit the fund to invest a greater amount of its total assets in securities that have a lower credit quality. Currently, the fund has a fundamental investment policy that requires the fund's investments in mortgage-related securities to be substantially in high grade and upper-medium grade securities (equivalent to A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) ). The fund can invest in mortgage-related securities that do not meet these quality standards if the securities are consistent with the fund's objective; however, at no time can such investments exceed 20% of the fund's total assets. If the proposal is approved, the fund would have greater latitude to invest in securities which are rated lower than high or upper-medium grade by Moody's or S&P, including securities which are considered to be of medium grade quality and lower quality (equivalent to a rating of Baa or lower by Moody's or BBB or lower by S&P). In addition, it is proposed that several of the fund's fundamental investment policies be replaced with non-fundamental policies.
The policy changes discussed in this proposal will allow FMR to expand the range of income producing securities it may choose from in pursuing the fund's investment objective. FMR believes that the potential for enhanced fund performance offered by a broader range of mortgage-related securities will outweigh the risks arising from permitting the fund to increase its investments in securities with lower-quality ratings. The specific changes to the fund's investment policies are outlined in more detail in Exhibit 3. Fundamental policies can be changed or eliminated only with shareholder approval. Changes in non-fundamental investment policies can be changed without shareholder approval but are subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders and prospective investors.
QUALITY OF SECURITIES. Currently, the fund must invest substantially all of its assets in mortgage-related securities that are high grade or upper-medium grade (those rated A or better by major rating agencies). The fund may invest no more than 20% of its assets in securities rated below A. If the proposal is approved, the fund will invest primarily in investment-grade securities, which include securities considered medium grade (equivalent to a rating of Baa by Moody's or BBB by S&P). In addition, the fund will be able to invest up to 35% of its assets in lower quality securities (equivalent to a rating of Ba or lower by Moody's or BB or lower by S&P). However, the fund will limit its lower-quality investments to those rated B or better by Moody's or S&P.
Lower-quality debt securities (sometimes called "junk bonds") may have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
FMR believes that permitting the fund to invest in lower-quality mortgage securities will allow the fund to take advantage of opportunities that have developed in the mortgage securities marketplace, such as investing in commercial mortgages, multi-family mortgages, and non-U.S. government agency residential mortgages.
NAME TEST. The fund's name test is currently fundamental and it states that "under normal circumstances, the fund will have at least 65% of its total assets invested in mortgage-related securities." If this proposal is approved, the name test will remain the same but it will become a non-fundamental policy.
LISTING OF PERMITTED INVESTMENTS. The fund's current fundamental investment policies include a listing of certain specific investments that the fund may make. (The complete listing is provided in Exhibit 3.) It is proposed that this listing be eliminated from the fund's policies, and that the fund instead be permitted to invest in fixed-income obligations of all types, consistent with its investment objective and policies.
The last item in the list of permitted investments states that the fund may invest in mortgage-related securities such as, "various instruments and transactions used to hedge against fluctuations in the value of our investments, including put and call options, interest rate futures contracts, and forward commitments." In effect, this policy only allows the fund to use derivative investment strategies designed to hedge the fund's portfolio. If this proposal is approved, this fundamental policy will be eliminated, and only the fund's non-fundamental policies regarding futures and options would remain. These policies have been adopted by the fund's board of trustees and are standard for mortgage-related funds managed by FMR. The non-fundamental policies would allow the fund's manager to use strategies in addition to hedging. For example, the fund could increase its market exposure as follows: if short-term mortgage securities were yielding higher than much longer term securities, the fund could invest mostly in these shorter term instruments but also extend the fund's duration (i.e., the extent to which its share price would change as interest rates move up or down) by buying 30-year Treasury futures. As another example, the fund could use futures and options for cash management purposes, i.e., while the fund was waiting for a mortgage-related security transaction to settle, the fund could gain immediate exposure to interest rates by buying 10-year T-bill futures. These strategies of increasing or decreasing market exposure and using options and futures as a substitute for direct purchases and sales of securities, may at times increase the fund's sensitivity to interest rates and may make the fund's share price more volatile.
The following are the fund's non-fundamental policies regarding futures and options:
"The fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 50% of the fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets; or (d) write call options on securities if, as a result, the aggregate value of the securities underlying the calls would exceed 25% of the fund's net assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options." TEMPORARY DEFENSIVE POLICY. The fund's temporary defensive policy is currently fundamental and states, "when market conditions warrant, we may invest without limit in short-term debt obligations such as repurchase agreements, bank obligations and commercial paper for temporary defensive purposes." Although the fund wants to retain the ability to invest according to a temporary defensive policy, it proposes to replace this fundamental policy with the following non-fundamental investment policy:
"FMR normally invests the fund's assets according to its investment strategy. When FMR considers it appropriate for defensive purposes, however, it may temporarily invest substantially in short-term, high-quality instruments."
This change is not expected to have any significant effect on the fund's management.
 CONCLUSION. The Board of Trustees has considered this proposal and believes that replacing certain of the fund's fundamental policies with non-fundamental policies and eliminating certain others is in the best interests of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposed changes to the fund's investment policies.
12. TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING COMMODITIES FOR FIDELITY MORTGAGE SECURITIES FUND.
  Currently, the fund does not have a fundamental investment limitation describing its policy regarding the purchase and sale of commodities. Pursuant to Section 8(b) of the 1940 Act, a mutual fund must state its policy relating to, among other things, the purchase and sale of commodities. In general, the fund does not anticipate any future investment activity with respect to physical commodities, but pursuant to securities regulation, must adopt a stated policy.
 The following proposed fundamental investment limitation concerning the purchase or sale of commodities is the standard one for all funds managed by FMR and has been recommended by the Board of Trustees:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The proposed fundamental policy conforms to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page__). The fund does not expect to purchase or sell commodities. However, the proposed limitation would permit the fund to invest in securities backed by commodities and to sell commodities acquired as a result of ownership of other investments. In addition, the proposed limitation does not prevent the fund from engaging in options and futures contracts.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to adopt a fundamental investment limitation concerning commodities. The proposed limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund will continue its current practice of not purchasing or selling commodities, but will remain without a fundamental investment limitation regarding commodities.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 13 through 25 is to revise several of the fund's investment limitations to conform to limitations which are the standards for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder vote. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings if called for these purposes are generally borne by the fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because, FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
13. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR SPARTAN LIMITED MATURITY GOVERNMENT FUND.
 The fund's current fundamental investment limitation concerning diversification states:
"The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer."
 The Trustees recommend that shareholders vote to replace the fund's fundamental investment limitation with the following fundamental investment limitation governing diversification:
"The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The primary purpose of the proposal is to revise the fund's fundamental diversification limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page _.) The standard more closely tracks the language of the diversification limitation required under the Investment Company Act of 1940. If the proposal is approved, the amended fundamental diversification limitation cannot be changed without a future vote of shareholders. Adoption of the proposed limitation concerning diversification is not expected to affect the way in which the fund is managed, the investment performance of a fund, or the securities or instruments in which the fund invests.
 In addition, the amended limitation would limit the fund, with respect to 75% of the fund's total assets, to holding no more than 10% of a single issuer's voting securities. Currently, the fund does not have a limitation that specifically restricts or limits the amount of a single issuer's voting securities that the fund can hold.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to the fund, if the proposal is not approved by shareholders, the fund's current limitation will remain unchanged.
14. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR FIDELITY MORTGAGE SECURITIES FUND.
 The fund's current fundamental investment limitation regarding diversification states:
"The fund may not purchase any security if, as a result, (a) more than 5% of the value of its assets would be invested in the securities of one issuer (except that up to 25% of the value of the fund's total assets may be invested in one or more issuers without regard to this limitation), or
(b) it would hold more than 10% of the voting securities of any one issuer (these limitations do not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities)."
Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation regarding diversification:
"The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders approve an amendment to the fund's fundamental investment limitation regarding diversification that will permit the fund to hold more than 10% of the voting securities of one or more issuers. Subject to certain statutory exceptions for securities of the U.S. government and its agencies and instrumentalities, this increased investment flexibility will be confined to 25% of the fund's total assets. The current 10% limitation applicable to purchases of voting securities of a single issuer will remain in effect with respect to 75% of the fund's total assets.
 State securities regulations (Blue Sky regulations) at one time prohibited a fund from registering shares for sale if the fund intended to hold more than 10% of the voting securities of a single issuer. The fund has a fundamental restriction that incorporates this Blue Sky restriction. Because the Blue Sky regulations regarding this limitation has been eliminated, shareholder approval is sought to permit the fund to hold a higher proportion of voting securities of a single issuer. In addition, the proposed limit is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page _.) The standard more closely tracks the language of the diversification limitation required under the Investment Company Act of 1940.
 FMR does not currently expect that approval will materially affect the way in which the fund is managed with regard to the fund holding more than 10% of the voting securities of an issuer. If the proposal is approved, the new fundamental diversification limitation could not be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to the fund, if the proposal is not approved by shareholders, the fund's current limitation will remain unchanged.
15. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES FOR SPARTAN LIMITED MATURITY GOVERNMENT FUND AND FIDELITY MORTGAGE SECURITIES FUND.
 Spartan Limited Maturity Government Fund's current fundamental investment limitation regarding the issuance of senior securities states:
  "The fund may not issue bonds or any other class of securities preferred
over shares of the fund in respect of the fund's assets or   earnings,
provided that Fidelity Income Fund may establish additional series of
shares in accordance with its Declaration of    Trust."
 Fidelity Mortgage Securities Portfolio's current fundamental investment limitation regarding the issuance of senior securities states:
  "The fund may not issue senior securities."
 The Trustees recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise the funds' fundamental senior securities limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page _.) If the proposal is approved, the new fundamental senior securities limitation cannot be changed without a future vote of the funds' shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which the funds are managed, the investment performance of the funds, or the securities or instruments in which the funds invest. However, the proposed limitation clarifies that the funds may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings
that takes precedence over the claims of the fund's shareholders.   The
1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as
certain conditions are satisfied.   For example, a transaction which
obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal
settlement period)  may be considered a "senior security."   A mutual fund
is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in amount equal to its obligation to pay cash for the securities at a future date. The funds utilize transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, each fund's current limitation will remain unchanged.
16. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES FOR SPARTAN LIMITED MATURITY GOVERNMENT FUND AND FIDELITY MORTGAGE SECURITIES PORTFOLIO.
  Spartan Limited Maturity Government Fund's current fundamental limitation on selling securities short states:
 "The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales."
  Fidelity Mortgage Securities Portfolio's current fundamental limitation on selling securities short states:
 "The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold (a short position in a futures contract is not considered a short sale for this purpose)."
 The Trustees of each fund recommend that shareholders vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to replace the current fundamental limitations with a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security.
In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds. If the proposal is approved by shareholders of each respective fund, the Trustees intend to adopt the following non-fundamental investment limitation on short selling, which would permit short sales against the box:
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 The proposed non-fundamental limitation would clarify that transactions in options are not deemed to constitute selling securities short.
 Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.
 Neither fund currently anticipates entering into any short sales including short sales against the box. If the proposal is approved, however, either fund would be able to change that policy in the future, without a vote of shareholders, subject to the supervision of the Trustees and appropriate disclosure to existing and prospective investors.
 Although elimination of the funds' fundamental limitations on short selling is unlikely to affect each fund's investment techniques at this time, in the event of a change in state regulatory requirements, each fund may alter its investment practices in the future. The Board of Trustees believes that efforts to standardize each fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page __) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitations regarding short sales of securities. If approved, the proposal will take effect immediately. If the proposal is not approved by the shareholders of each fund, that fund's current limitation will remain unchanged.
17. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES FOR SPARTAN LIMITED MATURITY GOVERNMENT FUND AND FIDELITY MORTGAGE SECURITIES PORTFOLIO.
  Spartan Limited Maturity Government Fund's current fundamental investment limitation concerning purchasing securities on margin states:
 "The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts."
  Fidelity Mortgage Securities Portfolio's current fundamental limitation concerning purchasing securities on margin states:
 "The fund may not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions (initial and variation margin payments in connection with positions in futures contracts and related options are not considered purchases on margin)."
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to adopt a non-fundamental limitation for each fund that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
  Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts (Spartan Limited Maturity Government Fund) or related options (Fidelity Mortgage Securities Portfolio). With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of each fund's fundamental limitation on margin purchases is unlikely to affect the fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the funds may alter their investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page __.) and are in the best interests of shareholders.
 CONCLUSION. The Trustees recommend voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding margin purchases. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of each fund, that fund's current limitation will remain unchanged.
18. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING FOR SPARTAN LIMITED MATURITY GOVERNMENT FUND AND FIDELITY MORTGAGE SECURITIES PORTFOLIO.
 Spartan Limited Maturity Government Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation."
 Fidelity Mortgage Securities Portfolio's current fundamental investment limitation concerning borrowings states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation."
 Subject to shareholder approval, the Trustees intend to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
"The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
The primary purpose of the proposal is to revise each fund's fundamental borrowing limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
Adoption of the proposed limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposal would clarify two points. First, under the current limitations, each fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets. Second, the proposed limitation differs from that of each fund because it specifically defines "three days" to exclude Sundays and holidays, while the funds' current limitation simply states, "within three days."
In addition, Mortgage Securities Portfolio's fundamental limit regarding reverse repurchase agreements will be replaced with the following similar non-fundamental limit:
"The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets."
The proposed non-fundamental limit states the fund's policy that reverse repurchase agreements would be considered as borrowings for purposes of the fundamental limitation on borrowing. In a reverse repurchase agreement, a fund sells a security and enters into an agreement to repurchase that security at a specified future date and price. Deletion of the specific reference in the fundamental limitation to reverse repurchase agreements will not affect the way in which Mortgage Securities Portfolio is currently managed. Non-fundamental limits can be changed by the Board of Trustees without a shareholder vote.
CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund. Accordingly, the Trustees recommend that shareholders of the funds vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
19. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING FOR FIDELITY MORTGAGE SECURITIES PORTFOLIO.
 Fidelity Mortgage Securities Portfolio's current fundamental investment limitation concerning underwriting states:
 "The fund may not underwrite securities issued by others."
 Subject to shareholder approval, the trustees intend to replace this limitation with the following fundamental limitation governing underwriting:
 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
 The primary purpose of the proposed amendment is to clarify that Fidelity Mortgage Securities Portfolio is not prohibited from selling restricted securities if, as a result of such sale, the fund is considered an underwriter under federal securities laws. The proposal also serves to conform the fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations on page __.) If the proposal is approved, the new limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the trustees recommend that shareholders vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
20. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY FOR SPARTAN LIMITED MATURITY GOVERNMENT FUND.
 Spartan Limited Maturity Government Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."
 Subject to shareholder approval, the Trustees of the fund intend to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) Adoption of the proposed concentration limitation is not expected to affect the way in which Spartan Limited Maturity Government Fund is managed, its investment performance, or the securities or instruments in which it invests. However, the proposed limitation would clarify that the fund cannot invest more than 25% of its total assets in companies, as opposed to issuers, whose principal business activities are in the same industry. If the proposal is approved, the new fundamental concentration limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on concentration is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend voting FOR the proposed amendment. The new limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current fundamental investment limitation will remain unchanged.
21. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE FOR SPARTAN LIMITED MATURITY GOVERNMENT FUND AND FIDELITY MORTGAGE SECURITIES PORTFOLIO.
 Spartan Limited Maturity Government Fund's current fundamental investment limitation concerning real estate states:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)."
 Fidelity Mortgage Securities Portfolio's current fundamental investment limitation concerning real estate states:
 "The fund may not purchase or sell real estate (except the fund may purchase and sell mortgage-related securities, direct mortgage investments, and securities of companies that deal in real estate or interests therein, and may liquidate real estate acquired as a result of default on a mortgage)."
 Subject to shareholder approval, the Trustees intend to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate.
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the funds are authorized to invest and to conform each fund's fundamental real estate limitation to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new fundamental real estate limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to affect the way in which the funds are managed, the investment performance of the funds, or the securities or instruments in which the funds invest. The funds do not expect to acquire real estate. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that the funds may acquire a security or other instrument, of which the payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Second, the proposed limitation would clarify the fact that the funds may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities are, of course, subject to each fund's investment objective and policies and to other limitations regarding diversification and concentration. Also, the proposed limitation specifically permits Fidelity Mortgage Securities Portfolio to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the fund regularly invests, FMR considers this to be a remote possibility.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
22. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING COMMODITIES FOR SPARTAN LIMITED MATURITY GOVERNMENT FUND.
 The fund's current fundamental investment limitation concerning commodities states:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts)."
 Subject to shareholder approval, the Trustees intend to replace this fundamental investment limitation with the following fundamental investment limitation governing commodities.
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The primary purpose of this proposal is to implement a fundamental investment limitation on commodities that conforms to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page _.) If the proposal is approved, the new fundamental commodities limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on commodities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that the fund may acquire physical commodities as the result of ownership of securities or other instruments. Second, the proposed limitation would clarify that the fund may invest without limit in securities or other instruments backed by physical commodities. Any investments of this type are, of course, subject to the fund's investment objective, policies, and other limitations.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
23. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING FOR SPARTAN LIMITED MATURITY GOVERNMENT FUND AND FIDELITY MORTGAGE SECURITIES PORTFOLIO.
 Spartan Limited Maturity Government Fund's current fundamental investment limitation concerning lending states:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the value of its total assets would be lent to other parties, except (a) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities."
 Fidelity Mortgage Securities Portfolio's current fundamental investment limitation concerning lending states:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, (ii) by investing in mortgage-related securities, (iii) by investing in direct mortgage investments, or (iv) by engaging in repurchase agreements with respect to portfolio securities."
 Subject to shareholder approval, the Trustees intend to replace each fund's limitation with the following fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page__.) If the proposal is approved, the new fundamental lending limitations cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify several points. First, the proposed limitation provides specific authority for the fund to acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements. Finally, for Fidelity Mortgage Securities Portfolio, the proposed amendment eliminates the lending exceptions regarding investing in "mortgage-related securities" and "direct mortgage investments," thereby clarifying that the fund may buy any debt securities that are suitable investments for the fund according to its investment objective, policies, and limitations.
 The Trustees may change non-fundamental limitations in response to regulatory, market, legal or other developments without further approval by shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and is in the best interest of shareholders. The Trustees recommend voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved by shareholders of each fund, each fund's current limitation will remain unchanged.
24. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES FOR FIDELITY MORTGAGE SECURITIES PORTFOLIO.
 The fund's current fundamental investment limitation concerning investment in other investment companies states:
 "The fund may not purchase securities of other investment companies if, as a result, more than 10% of its total assets would be invested in such securities (the fund may acquire securities of other investment companies only as part of a merger or consolidation, or by purchase in the open market where no commission except the ordinary broker's commission is paid)."
 The Trustees recommend that shareholders of the fund vote to eliminate the above referenced fundamental investment limitation. If the proposal is approved, the Trustees intend to replace the current fundamental investment limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger."
 The ability of mutual funds to invest in other investment companies is restricted by rules under the 1940 Act and by some state regulations. The fund's current fundamental investment limitation recites certain of the applicable federal and former state restrictions. The federal restrictions will remain applicable to the fund whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on the fund's investment practices, except to the extent that regulatory requirements may change in the future.
 CONCLUSION. The Board of Trustees believes that the efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page __) and are in the best interests of the shareholders. Accordingly, the Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in other investment companies. If approved, the new non-fundamental investment limitation will become effective immediately. If the proposal is not approved, the fund's current investment limitation will remain unchanged.
25. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTING IN OIL, GAS, AND OTHER MINERAL EXPLORATION PROGRAMS FOR FIDELITY MORTGAGE SECURITIES PORTFOLIO.
 Currently, the fund maintains a fundamental investment limitation specifying that the fund may not "invest in oil, gas, or other mineral exploration or development programs." Investment in oil, gas, or other mineral exploration programs is permitted under federal standards for mutual funds, but currently is prohibited by some state regulations.
 The Trustees recommend that shareholders vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees of the fund intend to adopt the following non-fundamental investment limitation, which could be changed without a shareholder vote:
 "The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases."
 The proposal will have no current impact on the fund. However, adoption of a standardized non-fundamental investment limitation will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page __), and will enable the fund to respond more promptly if applicable state laws change in the future. In addition, the fund's new limitation will, for the first time, specifically refer to leases.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation concerning investment in oil, gas, and other mineral exploration programs. If approved, the proposal will take effect immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
PRESENT MANAGEMENT CONTRACT
OF
SPARTAN LIMITED MATURITY GOVERNMENT FUND
The fund employs FMR to furnish investment advisory and other services. Under FMR's management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or FMR, and all personnel of the trust or FMR performing services relating to research, statistical, and investment activities. In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state law; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
FMR is responsible for the payment of all expenses of the fund with certain exceptions. Specific expenses payable by FMR include, without limitation, the fees and expenses of registering and qualifying the trust, the fund, and its shares for distribution under federal and state securities laws; expenses of typesetting for printing the Prospectus and Statement of Additional Information; custodian charges, audit and legal expenses; insurance expense; association membership dues; and the expenses of mailing reports to shareholders, shareholder meetings, and proxy solicitations.
FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through Fidelity Service Co. (FSC).
FMR pays all other expenses of the fund with the following exceptions:
fees and expenses of all trustees who are not "interested persons" of the trust or of FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
FMR is the fund's manager pursuant to a management contract dated December 1, 1990, which was approved by the fund's shareholders on November 14, 1990. For the services of FMR under the current contract, the fund pays FMR a monthly management fee at the annual rate of .65% of the fund's average net assets throughout the month. FMR reduces its fee by an amount equal to the fees and expenses of the non-interested Trustees.
Prior to December 1, 1990, FMR was the fund's manager pursuant to a management contract, dated November 28, 1988. For the services of FMR under that contract, the fund paid FMR a monthly management fee composed of two elements: a group fee rate and an individual fund fee rate. The group fee rate was based on the average monthly net assets of all the registered investment companies with which FMR had management contracts and was calculated on a cumulative basis pursuant to the graduated schedule that ranged from .15% to .37%. The individual fund fee rate was .30%.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses). Expense limitations in effect since July 15, 1990 are indicated in the table on the following page. Also indicated on the following page are the gross management fees incurred by the fund and the amounts reimbursed by FMR during the fiscal years ended July 31, 1993, 1992, and 1991.
      From   To   Expense Limitation

July 15, 1990        November 30, 1990    .65%

January 1, 1991      February 28, 1991    .30%

March 1, 1991        June 30, 1991        .45%

July 1, 1991         September 18, 1991   .55%

September 19, 1991   October 22, 1991     .00%

                            Management Fees        Amount of

      Fiscal Period Ended   Before Reimbursement   Reimbursement

1993   $10,736,279   $0

1992   $11,091,392   $790,282

1991   $1,842,630    $565,650

To defray shareholder service costs, effective December 1, 1990, FMR or its affiliates also collect the Fund's $5.00 exchange fee, $5.00 account closeout fee, and $5.00 fee for wire purchases and redemptions and $2.00 checkwriting charge. Shareholder transaction fees and charges collected for the fiscal years ended July 31 are indicated in the table on the following page.
      Fiscal Period   Exchange   Account        Wire    Checkwriting

      Ended           Fee        Closeout Fee   Fees    Charges

      1993   $121,718   $6,181   $11,852   $613

      1992   $169,380   $5,035   $12,380    N/A

      1991   $24,841    $989     $2,215     N/A

PRESENT MANAGEMENT CONTRACTS
OF
FIDELITY MORTGAGE SECURITIES PORTFOLIO
FIDELITY GINNIE MAE PORTFOLIO
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the funds. These services include providing facilities for maintaining the funds' organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the funds; preparing all general shareholder communications and conducting shareholder relations; maintaining the funds' records and the registration of the funds' shares under federal and state law; developing management and shareholder services for the funds; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
In addition to the management fee payable to FMR and the fees payable to FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each fund's management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, the trust has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the cost of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
FMR is each fund's manager pursuant to contracts dated September 29, 1989 (Mortgage Securities) and December 1, 1992 (Ginnie Mae), which were approved by the funds' shareholders on August 24, 1989 and November 18, 1992, respectively. For the services of FMR under the contracts, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown on the left On the right, the effective fee rate schedule are the result of cumulatively applying the annualized rates at varying asset levels.. Also shown in following table is the effective annual fee rate at various levels of group net assets. For example, the effective annual fee rate at $203 billion of group net assets -- their approximate level for July 1993 -- was .1653%, which was the weighted average of the respective fee rates for each level of group net assets up to that level.
GROUP FEE RATE SCHEDULE*    EFFECTIVE ANNUAL FEE RATES

      AVERAGE                 GROUP    EFFECTIVE

      GROUP      ANNUALIZED   NET        ANNUAL

      ASSETS           RATE   ASSETS   FEE RATE

          0   -      $  3 billion   .370%    $  0.5 billion         .3700%

          3   -          6          .340       10                  .3340

          6   -          9          .310       20                  .2855

          9   -        12           .280       30                  .2520

        12    -        15           .250       40                  .2323

        15    -        18           .220       50                  .2188

        18    -        21           .200       60                  .2090

        21    -        24           .190       70                  .2017

        24    -        30           .180       80                  .1959

        30    -        36           .175       90                  .1910

        36    -        42           .170     100                   .1869

        42    -        48           .165     110                   .1835

        48    -        66           .160     120                   .1808

        66    -        84           .155     130                   .1780

        84    -      120            .150     140                   .1756

      120     -      174            .145     150                   .1736

      Over     174                  .140     160                   .1718

                                             170                   .1702

                                             180                   .1687

                                             190                   .1672

                                             200                   .1658

Each fund's individual fund fee rate is .30%. Based on the average net assets of funds advised by FMR for July 1993, each fund's annual management fee rate would be calculated as follows:
      Group Fee Rate   Individual Fund Fee Rate   Management Fee Rate

      .1653%   +   .30%   =   .4653%

One twelfth (1/12) of this annual management fee rate is then applied to each fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
*The rates shown above for average group assets in excess of $120 billion were adopted by FMR on a voluntary basis on January 1, 1992 pending shareholder approval of a new management contract reflecting the extended schedule. Ginnie Mae shareholders approved the new management contract at their November 18, 1992 shareholder meeting. The extended schedule provides for lower management fees as total assets under management increase. Prior to January 1, 1992, each fund's group fee rate was based on a schedule with breakpoints ending at .15% for average group assets in excess of $84 billion as reflected in each fund's management contract dated September 29, 1989. Management fees paid to FMR for the fiscal years ended July 31, 1993, 1992, and 1991 are indicated in the following table.
                                      1993        1992          1991

Ginnie Mae Portfolio            $4,466,000   $4,147,000   $3,472,000

Mortgage Securities Portfolio   $2,010,000   $2,043,000   $1,908,000

To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating a fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investments in foreign securities. ACTIVITIES AND MANAGEMENT OF FMR [TO BE UPDATED]
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies whose net assets as of July 31, 1993, were in excess of $200 billion. The Fidelity family of funds currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit __.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company and Subsidiaries as of December 31, 1993 is shown beginning on page __.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; and
J. Gary Burkhead, President. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Alan Leifer, Gary L. French, and Arthur S. Loring, are currently officers of the fund and officers or employees of FMR or FMR Corp. With the exception of Messrs. Costello and French, all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer, shareholder servicing, and pricing and bookkeeping agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Services Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, and Caleb Loring, Jr. are the Directors of FMR Corp. On August 31, 1993, Messrs. Johnson 3d, Burkhead, Curvey, and Loring, Jr., and Ms. Abigail Johnson owned approximately 34%, 3%, 3%, 11%, and 11%, respectively, of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate 32% of the voting common stock of FMR Corp. Messrs. Johnson 3d, Burkhead, and Curvey owned approximately 2%, 3%, and 1%, respectively, of the non-voting common stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately 44% of the non-voting common stock of FMR Corp. Through ownership of voting common stock, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period December 1, 1991 through August 31, 1993, the following transactions were entered into by officers and/or Trustees of the funds or of FMR Corp. involving more than 1% of the voting common, non-voting common or preferred stock of FMR Corp. Mr. William L. Byrnes redeemed 410 shares of voting common stock for a cash payment of approximately $44,000. Mr. John J. Cook Jr. redeemed 10,000 shares of non-voting common stock for a cash payment of approximately $1.1 million. Mr. C. Bruce Johnstone sold an aggregate of 12,920 shares of preferred stock at a net price below their net asset value to Harvard & Co. for a cash payment of approximately $5.3 million and redeemed an aggregate of 25,500 shares of non-voting common stock for an aggregate cash payment of approximately $3.4 million. Mr. Morris J. Smith redeemed 15,000 shares of non-voting common stock for a cash payment of approximately $1.8 million.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST [TO BE UPDATED]
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide investment research information with respect to certain funds for which FMR acts as investment adviser. Under sub-advisory agreements with FMR U.K. and FMR Far East, FMR pays fees equal to 110% of FMR U.K.'s costs and 105% of FMR Far East's costs, respectively, in connection with research services and 50% of the management fee for discretionary management provided for the benefit of certain Fidelity funds.
 The Statements of Financial Condition of FMR U.K. and FMR Far East as of December 31, 1993 are shown on pages __and __ respectively. Funds managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibit 6.
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d and Burkhead are currently officers of the trust and officers or employees of FMR U.K. and FMR Far East. Messrs. Johnson 3d and Burkhead are stockholders of FMR Corp. The affiliations of Messrs. Johnson 3d and Burkhead are described in Proposal
1. The principal business address of the Directors and FMR U.K. and FMR Far East is 82 Devonshire Street, Boston, Massachusetts.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in its management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for foreign investments traded on foreign exchanges generally will be higher than for U.S. investments traded on domestic exchanges and may not be subject to negotiation.
 Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services. Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, except in accordance with SEC regulations. Pursuant to such regulations, the Board of Trustees has approved a written agreement that permits FBSI to effect portfolio transactions on national securities exchanges and to retain compensation in connection with such transactions. For the fiscal years ended July 31, 1993, 1992, and 1991, the funds paid no brokerage commissions.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to that fund.
 Each fund's annual portfolio turnover rate for the fiscal years ended July 31, 1993 and 1992 are represented in the table below.
      Annual Portfolio Turnover Rates

                                           1993    1992

Spartan Limited Maturity Government Fund   324%    330%

Fidelity Mortgage Securities Portfolio     278%   146%

Fidelity Ginnie Mae Portfolio              259%   114%

 For Spartan Limited Maturity Government Fund, the fund's turnover rates were high due to a large volume of shareholder purchase orders, short-term interest rate volatility, and other special market conditions. FMR expects the turnover rate to be substantially lower under more stable conditions. However, FMR anticipates that the fund's turnover rate may be in excess of 100% in future years, which is greater than that of most other investment companies, including those that emphasize current income as a basic policy.
 For Fidelity Mortgage Securities Portfolio and Fidelity Ginnie Mae Portfolio, the investment activities described herein are likely to result in the funds engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the funds will have a higher turnover rate, and thus a higher incidence of short-term capital gains taxable as ordinary income, than might be expected from investment companies that invest substantially all of their funds on a long-term basis.
 From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by each fund on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for a fund to seek such recapture.
 Although the Trustees and officers of the funds are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to each fund. In some cases, this system could have a detrimental effect on the price or value of a security as far as the funds are concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for each fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
(SPARTAN LIMITED MATURITY GOVERNMENT FUND)
 Fidelity Service Co. (FSC) performs transfer agency, dividend disbursing, and shareholder servicing functions for the fund, the cost s of which are borne by FMR pursuant to its management contract with the fund. FSC also calculates the fund's net asset value (NAV) and dividends, maintains its general accounting records, and administers the fund's securities lending program. The cost of these services also borne by FMR pursuant to its management contract with the fund.
 Prior to December 1, 1990 ( the effective date of the current management contract), the trust maintained an agreement with FSC on behalf of the fund for transfer agent and pricing and bookkeeping services. Pursuant to the trust's contract with FSC effective June 1, 1989, the fund paid FSC an annual fee of $25.08 per basic retail account with a balance of $2,000 or more, $7.69 per basic retail account with a balance of less than $2,000, and a supplemental activity charge of $5.49 for monetary transactions. These fees and charges were subject to annual cost escalation based on postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts, the fund paid FSC a per-account and monetary transaction charges of $65 and $14,respectively, depending on the nature of services provided. Fees for certain institutional retirement plan accounts are based on the net assets of all such accounts in the fund.
 The transfer agent fees paid by the fund to FSC for the fiscal period ended July 31, 1991 was $94,871.
 The June 1, 1989 contract also provided that FSC would perform the calculations necessary to determine the fund's NAV and dividends and maintain the fund's accounting records. The fee arrangement provided for an annual base rate (ranging from $40,000 to $200,000), based on the fund's average net assets; transaction fees charged for various portfolio transactions; and reimbursements for related out-of-pocket expenses. Transaction fees ranged from $5 to $40 for each portfolio transaction, depending on the type of transaction, and were adjusted to reflect labor cost increases. For the fiscal year ended July 31, 1991 FSC received $30,706 from the fund for pricing and bookkeeping services (including reimbursements for related out-of-pocket expenses).
 The fund has a distribution agreement with Fidelity Distributors Corporation (FDC), a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
(FIDELITY MORTGAGE SECURITIES PORTFOLIO
AND FIDELITY GINNIE MAE PORTFOLIO)
 FSC is transfer, dividend disbursing, and shareholders' servicing agent for the funds. Under each fund's contract with FSC, the fund pays an annual fee of $25.50 per basic retail account with a balance of $5,000 or more, $15.00 per basic retail account with a balance of less than $5,000, and a supplemental activity charge of $5.61 for monetary transactions. These fees and charges are subject to annual cost escalation based on postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts, each fund pays FSC a per-account fee of $95.00 and monetary transaction charges of $20.00 and $17.50, depending on the nature of services provided. With respect to certain broker-dealer master accounts, each fund pays FSC a per account fee of $30 and a charge of $6 for monetary transactions. Fees for certain institutional retirement plan accounts are based on the net assets of all such accounts in a fund.
 Under each fund's contract, FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
 The transfer agent fees paid to FSC by each fund for the fiscal periods ended July 31, 1993, 1992, and 1991 are shown in the table below.

                                         1993           1992         1991

Fidelity Mortgage Securities Portfolio   $ 935,000     $ 943,000     $ 860,000

Fidelity Ginnie Mae Portfolio              2,313,000     2,165,000     1,721,000


 The trust's contract with FSC also provides that FSC will perform the calculations necessary to determine each fund's net asset value per share and dividends and maintain each fund's accounting records. Prior to July 1, 1991, the annual fee for these pricing and bookkeeping services was based on two schedules: one pertaining to each fund's average net assets, and one pertaining to the type and number of transactions the funds made. The fee rates in effect as of July 1, 1991 are based on each fund's average net assets, specifically, .04% for the first $500 million of average net assets and .02% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year.
 For fiscal 1993, 1992, and 1991, the fees paid by to FSC for pricing and bookkeeping services (including related out-of-pocket expenses) are shown in the following table.
                                         1993         1992       1991

Fidelity Mortgage Securities Portfolio   $ 192,000   $ 185,000   $ 227,000

Fidelity Ginnie Mae Portfolio              346,000     310,000     343,000

 FSC also receives fees for administering each fund's securities lending program. There were no fees paid by either fund during fiscal 1993, 1992, and 1991.
 Each fund has a distribution agreement with Fidelity Distributors Corporation (FDC), a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
Please advise the trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares. FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
[TO BE UPDATED]
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
(IN THOUSANDS)
________

ASSETS
Cash and cash equivalents   $ 117
Management fees receivable    94,523
Managed funds (market value $78,836)    69,808
Property and equipment, net    112,898
Deferred income taxes    15,389
Other investments    3,209
Prepaid expenses and other assets    5,741
Prepaid income taxes    177
  Total Assets   $ 301,862
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 10,946
Accounts payable and accrued expenses    83,481
Payable to parent company    116,832
Other liabilities    2,571
  Total Liabilities    213,830
Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    38,824
Retained earnings    49,200
  Total Stockholder's Equity    88,032
  Total Liabilities and Stockholder's Equity   $ 301,862
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other invested assets consist primarily of an investment in a limited partnership which is carried at cost. Certain restrictions exist with respect to the sale or transfer of this investment to third parties. For managed funds investments and other securities, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an invested asset has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp. Deferred income taxes are allocated to the Company by FMR Corp. as a direct charge (credit) and arise due to the differences in the timing of recognition of certain items of income and expense for tax and financial reporting purposes.
In 1993, the Company adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (the Statement). The principles of the Statement were applied retroactively, and did not have a material affect on the Company's consolidated financial position.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At September 30, 1993, property and equipment, at cost, consists of (in thousands):
Furniture   $ 1,853
Equipment (principally computer related)    276,647
Leasehold improvements    5,859
      284,359
Less: Accumulated depreciation and amortization    171,461
     $ 112,898
C. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
(CONTINUED)
________

D. TRANSFER OF SUBSIDIARY
On March 1, 1993, a significant subsidiary of the Company, Fidelity Investments Institutional Services Company, Inc. was transferred to the Company's parent. As of March 1, 1993, this subsidiary had net worth and total assets of approximately $53,000,000, and $70,000,000, respectively. FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
[TO BE UPDATED]
STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
ASSETS
Cash    $ 19,146
Investments (market value $603,714)    555,702
Furniture and equipment, net of
accumulated depreciation of $10,582    764
Prepaid expenses and other assets    143,499
Receivable from parent company    30,491
  Total Assets   $ 749,602
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to affiliate   $ 50,700
Income taxes payable    109,967
  Total Liabilities    160,667
Stockholder's equity:
Common stock, $1, par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    587,935
  Total Stockholder's Equity    588,935
  Total Liabilities and Stockholder's Equity   $ 749,602
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO STATEMENT OF FINANCIAL CONDITION
(UNAUDITED)
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company provides investment research advice under a subadvisory agreement with its parent.
The Company is a registered investment advisor and receives fees from its parent for the services provided. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
FURNITURE AND EQUIPMENT
Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred. INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. The Company is assessed a charge by FMR Corp. at the higher of the U.S. statutory income tax rate or the applicable foreign statutory income tax rates based upon its pretax accounting income adjusted for permanent book/tax differences, if any.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
________

ASSETS
Investments at lower of cost or market
 (market value $3,023,991)   $ 2,482,897
Equipment, net of accumulated depreciation of $693,466    713,873
Accounts receivable from parent    3,129,092
  Total Assets   $ 6,325,862
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    1,923,816
Income taxes payable    181,225
Other Liabilities    130
Total Liabilities    3,713,271
Stockholder's Equity:
Common stock, $1, par value;
 authorized 300,000 shares;
issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    2,611,591
 Total Stockholder's Equity    2,612,591
 Total Liabilities and Stockholder's Equity   $ 6,325,862
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO STATEMENT OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF REPORTING
The financial statements are presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
BUSINESS
The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement.
 REVENUE RECOGNITION
Fees earned from management and investment advisory services provided to mutual funds are recognized as earned and shared equally with the parent. Research joint venture fees are charged to the parent and an affiliate based on a cost plus fee arrangement. Intercompany transactions are settled during the normal course of business. Gains and losses from the sale of invested assets are computed on a specific identified cost basis. INVESTMENTS
Investments consist of shares held in Fidelity mutual funds and are carried at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
EQUIPMENT
Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
[TO BE UPDATED]
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
SUBORDINATED LOAN
The Company has a subordinated loan payable to its parent and due on March 31, 1994. The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate equal to LIBOR on the date of the agreement. Repayment or modification of this loan is subject to regulatory approval.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. The Company is assessed a charge by FMR Corp. at the higher of the U.S. statutory income tax rate or the applicable foreign statutory income tax rate based upon its pretax accounting income adjusted for permanent book/tax differences, if any.
B. NET CAPITAL REQUIREMENT:
The Company is subject to certain financial regulatory resource rules which require the Company to maintain a certain level of net capital (as defined). At September 30, 1993, the minimum net capital requirement of approximately $425,000 has been satisfied by the Company.

The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
                       EXHIBIT 1
FORM OF MANAGEMENT CONTRACT
MANAGEMENT CONTRACT
between
FIDELITY INCOME FUND:
FIDELITY MORTGAGE SECURITIES PORTFOLIO
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [AGREEMENT] MODIFICATION made this [29th day of September 1989] 1st day of ______ 1994, by and between Fidelity Income Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Mortgage Securities Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated September 29, 1989, to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of August 1, 1994 or the first day of the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [Rate] and an Individual Fund Fee [Rate].
 (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets   Annualized Fee Rate (for each level)

$0  - 3 billion   .3700%

 3  - 6           .3400

 6  - 9           .3100

 9 - 12           .2800

12 - 15           .2500

15 - 18           .2200

18 - 21           .2000

21 - 24           .1900

24 - 30           .1800

30 - 36           .1750

36 - 42           .1700

42 - 48           .1650

48 - 66           .1600

66 - 84           .1550

[Over 84]         [.15]

84-120            .1500

120-174           .1450

174-228           .1400

228-282           .1375

282-336           .1350

Over 336          .1325

 (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .30%. The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document [of the Fund]) determined as of the close of business on each business day throughout the month.
 (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect and the fee is computed upon the average net assets for business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [May 31, 1990] June 30, 1995 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
         [SIGNATURE LINES OMITTED]

The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
                       EXHIBIT 2
FORM OF MANAGEMENT CONTRACT
MANAGEMENT CONTRACT
between
FIDELITY INCOME FUND:
FIDELITY GINNIE MAE PORTFOLIO
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
 MODIFICATION made this 1st day of [December, 1992] ______, 1994, by and between Fidelity Income Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Ginnie Mae Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and [Fidelity Management & Research Company] the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [September 29, 1989] Modified December 1, 1992, to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of [December 1, 1992] August 1, 1994 or the first day of the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [Rate] and an Individual Fund Fee [Rate].
 (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [Charter of each investment company] fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets   Annualized Fee Rate (for each level)

$0  - 3 billion   .3700%

 3  - 6           .3400

 6  - 9           .3100

 9 - 12           .2800

12 - 15           .2500

15 - 18           .2200

18 - 21           .2000

21 - 24           .1900

24 - 30           .1800

30 - 36           .1750

36 - 42           .1700

42 - 48           .1650

48 - 66           .1600

66 - 84           .1550

84-120            .1500

120-174           .1450

[Over 174]        [.140]

174-228           .1400

228-282           .1375

282-336           .1350

Over 336          .1325

  (b) Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be
.30%.
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document [of the Fund]) determined as of the close of business on each business day throughout the month.
 (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect and the fee is computed upon the average net assets for business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [May 31, 1993]) June 30, 1995 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
         [SIGNATURE LINES OMITTED]
                       EXHIBIT 3
The proper name of each fund - Spartan Limited Maturity Government Fund, Fidelity Mortgage Securities Portfolio, and Fidelity Ginnie Mae Portfolio - will be inserted in each respective fund's Contract where indicated by (Name of Portfolio).
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
AND
FIDELITY INCOME FUND ON BEHALF OF (NAME OF PORTFOLIO)
 AGREEMENT made this 1st day of August 1, 1994, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far
East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Income Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and
 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services
referred to in subparagraph (a) of paragraph 1 of this Agreement.   The
Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
 (b) INVESTMENT MANAGEMENT FEE:  For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.
 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9.  Duration and Termination of Agreement; Amendments:
 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, 1995 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
   11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
        [SIGNATURE LINES OMITTED]
                       EXHIBIT 4
The proper name of each fund - Spartan Limited Maturity Government Fund, Fidelity Mortgage Securities Portfolio, and Fidelity Ginnie Mae Portfolio - will be inserted in each respective fund's Contract where indicated by (Name of Portfolio).
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
AND
FIDELITY INCOME FUND ON BEHALF OF (NAME OF PORTFOLIO)
 AGREEMENT made this1st day of August, 1994, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Income Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and
 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services
referred to in subparagraph (a) of paragraph 1 of this Agreement.   The
Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
 (b) INVESTMENT MANAGEMENT FEE:  For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.
 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9.  Duration and Termination of Agreement; Amendments:
 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, 1995 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
   11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
        [SIGNATURE LINES OMITTED]
EXHIBIT 5
 The following table illustrates the effect that approval of proposal 11 will have on Fidelity Mortgage Securities Portfolio's investment policies. Fundamental policies can be changed only with the consent of shareholders, while non-fundamental policies can be changed or eliminated without shareholder approval. Please refer to the proposal itself for the details of these changes.

Current Fundamental Policies                       Proposed Non-Fundamental
                                                   Investment Policies

1. Under normal circumstances, the fund             Same
will have at least 65% of its total assets
invested in mortgage-related securities.

2. Under normal circumstances, the fund            The fund currently intends to
will invest substantially all of its assets in     invest 65% of its assets in
mortgage-related securities rated A or             securities rated equal to
better by Moody's or S&P and unrated           Baa/BBB or better by Moody's
mortgage-related securities that are               or S&P or, if unrated,
determined by FMR to be of equivalent              determined by FMR to be of
quality.                                           equivalent quality.

3. At times the fund may invest in                  The fund may invest up to 35%
mortgage-related securities that do not            of its assets in securities rated B
meet the fund's quality standards if they are      or better by Moody's or
consistent with the fund's investment              S&P or, if unrated,
objective and policies, but at no time can         determined by FMR to be of
the value of such instruments exceed 20%           equivalent quality.
of its total assets.

4. When market conditions warrant, we               FMR normally invests the
may invest without limit in short-term debt        fund's assets according to its
obligations such as repurchase                     investment strategy. When FMR
agreemeents, bank obligations and                  considers it appropriate for
commercial paper for temporary defensive           defensive purposes, however, it
purposes.                                          may temporarily invest
                                                   substantially in short-term,
                                                   high-quality instruments.

5. FMR will seek high current income by            Listing of specific security types
investing primarily in mortgage-related            are eliminated. The fund will
securities such as:                                have the ability to invest in these
 -Ginnie Maes                                      securities, as well as futures and
 -Fannie Maes                                      options, and securities of all
 -Freddie Macs                                     types.
 -CMO's
 -Mortgage-Backed Securities
 -Debt obligations secured by
mortgages on commercial real estate or
residential properties.
  The fund may also invest in:
 -Securities issued or guaranteed by the
U.S. government, its agencies or
instrumentalities
 -Short-term debt obligations including
repurchase agreements, certificates of
deposit, bankers' acceptances, and
commercial paper
 -Various instruments and transactions
used to hedge against fluctuations in the
value of our investments, including put and
call options, interest rate futures contracts,
and forward commitments.
 FMR may also invest in new types of
mortgage-related securities if it determines
that they are consistent with the fund's
objective and policies.


 These fundamental investment policies are supplemented by the fund's fundamental investment limitations, which discuss such matters as portfolio diversification and the fund's capabilities with respect to borrowing and lending money and securities. Proposed changes to certain of the fund's fundamental investment limitations are discussed in proposals 12, 14 through 19, 21, and 23 through 25.
EXHIBIT 6
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A) [TO BE UPDATED]
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (B)
GROWTH AND INCOME
Advisor Equity
 Portfolio Income (3) 11/30/92**$ 0.5 0.50%(dagger) 0.50%(dagger)
1.55%(dagger)
Advisor Institutional
 Equity Portfolio
  Income(3) 11/30/92  147.1 0.50 0.42 0.71
Convertible Securities (3) 11/30/92  254.1 0.54 0.54 0.96
Equity Income II (3) 11/30/92  1,045.7 0.53 0.53 1.01
Variable Insurance
 Products:
  Equity-Income 12/31/92  408.0 0.53 0.53 0.65
Equity-Income (3) 1/31/93  4,656.2 0.37 0.37 0.67
Real Estate (3) 1/31/93  98.3 0.64 0.64 1.16
Utilities Income (3) 1/31/93  787.5 0.53 0.53 0.87
U.S. Equity Index 2/28/93#  1,482.3 0.28(dagger) -- 0.28(dagger)
Market Index  4/30/93  265.2 0.45 0.44 0.44
Fidelity Fund (3) 6/30/93#   1,398.0 0.42(dagger) 0.42(dagger) 0.66(dagger)
Balanced (3)  7/31/93  2,154.5 0.53 0.53 0.93
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) -- 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
ASSET ALLOCATION
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/92  418.2 0.73 0.73 0.91
  Index 500 12/31/92**  12.3 0.28(dagger) -- 0.28(dagger)
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager: Growth(3) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager: Income(3) 9/30/93  79.1 0.44 -- 0.65
GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES
TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE
NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
 ASSETS (B)
Advisor Equity
  Portfolio Growth(3) 11/30/92**  8.5 0.74(dagger) 0.74(dagger)
1.64(dagger)


Advisor Institutional
 Equity Portfolio
  Growth(3) 11/30/92 $ 129.3 0.67% 0.67% 0.98%
Emerging Growth (3) 11/30/92  595.4 0.70 0.70 1.09
Growth Company (3) 11/30/92  1,436.5 0.74 0.74 1.09
Retirement Growth (3) 11/30/92  1,918.0 0.71 0.71 1.02
Congress Street 12/31/92  64.4 0.45 0.45 0.62
Contrafund (3) 12/31/92  1,339.1 0.51 0.51 0.87
Exchange   12/31/92  185.7 0.54 0.54 0.58
Trend (3)   12/31/92  920.0 0.32 0.32 0.56
Variable Insurance
 Products:
  Growth  12/31/92  520.9 0.63 0.63 0.75
  Overseas (2) 12/31/92  157.0 0.78 0.78 1.14
Select Portfolios:
 Air Transportation (3) 2/28/93#  11.3 0.64(dagger) 0.48(dagger)
2.48(dagger)
 American Gold 2/28/93#  160.2 0.64(dagger) 0.64(dagger) 1.59(dagger)
 Automotive (3) 2/28/93#  106.1 0.64(dagger) 0.64(dagger) 1.57(dagger)
 Biotechnology (3) 2/28/93#  752.3 0.64(dagger) 0.64(dagger) 1.50(dagger)
 Broadcast and Media (3) 2/28/93#  13.9 0.64(dagger) 0.59(dagger)
2.49(dagger)
 Brokerage and Investment
  Management (3) 2/28/93#  18.0 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Chemicals (3) 2/28/93#  35.1 0.64(dagger) 0.64(dagger) 1.89(dagger)
 Computers (3) 2/28/93#  38.3 0.64(dagger) 0.64(dagger) 1.81(dagger)
 Construction and
  Housing (3) 2/28/93#  22.1 0.64(dagger) 0.64(dagger) 2.02(dagger)
 Consumer Products (3) 2/28/93#  7.5 0.64(dagger) -- 2.47(dagger)
 Defense and
  Aerospace (3) 2/28/93#  1.3 0.64(dagger) -- 2.48(dagger)
 Developing
  Communications (3) 2/28/93#  51.3 0.64(dagger) 0.64(dagger) 1.88(dagger)
 Electric Utilities (3) 2/28/93#  30.6 0.64(dagger) 0.64(dagger)
1.70(dagger)
 Electronics (3) 2/28/93#  47.1 0.64(dagger) 0.64(dagger) 1.69(dagger)
 Energy (3)  2/28/93#  78.7 0.64(dagger) 0.64(dagger) 1.71(dagger)
 Energy Service (3) 2/28/93#  52.3 0.64(dagger) 0.64(dagger) 1.76(dagger)
 Environmental
  Services (3) 2/28/93#  62.5 0.64(dagger) 0.64(dagger) 1.99(dagger)
 Financial Services (3) 2/28/93#  119.9 0.64(dagger) 0.64(dagger)
1.54(dagger)
 Food and Agriculture (3) 2/28/93#  109.1 0.64(dagger) 0.64(dagger)
1.67(dagger)
 Health Care (3) 2/28/93#  782.6 0.64(dagger) 0.64(dagger) 1.46(dagger)
 Home Finance (3) 2/28/93#  138.3 0.64(dagger) 0.64(dagger) 1.55(dagger)
 Industrial Equipment (3) 2/28/93# 6.1 0.64(dagger) -- 2.49(dagger) Industrial Materials (3) 2/28/93# $ 25.0 0.64%(dagger) 0.64%(dagger)
2.02%(dagger)
 Insurance (3) 2/28/93#  12.3 0.64(dagger) 0.61(dagger) 2.49(dagger)
 Leisure (3)  2/28/93#  39.5 0.64(dagger) 0.64(dagger) 1.90(dagger)
 Medical Delivery (3) 2/28/93#  126.4 0.64(dagger) 0.64(dagger)
1.77(dagger)
 Natural Gas (3) 2/28/94**  9.1 0.64(dagger) -- 2.42(dagger)
 Paper and Forest
  Products (3) 2/28/93#  17.5 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Precious Metals and
  Minerals (3) 2/28/93#  127.8 0.64(dagger) 0.64(dagger) 1.73(dagger)
 Regional Banks (3) 2/28/93#  193.5 0.64(dagger) 0.64(dagger) 1.49(dagger)
 Retailing (3) 2/28/93#  63.1 0.64(dagger) 0.64(dagger) 1.77(dagger)
 Software and Computer
  Services (3) 2/28/93#  113.6 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Technology (3) 2/28/93#  115.2 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Telecommunications (3) 2/28/93#  95.0 0.64(dagger) 0.64(dagger)
1.74(dagger)
 Transportation (3) 2/28/93#  4.4 0.64(dagger) -- 2.48(dagger)
 Utilities (3) 2/28/93#  243.9 0.64(dagger) 0.64(dagger) 1.42(dagger)
Magellan (3)  3/31/93  21,506.4 0.75 0.75 1.00
Small Cap Stock 4/30/94**  461.9 0.67(dagger) 0.65(dagger) 1.40
Fidelity Fifty (3) 6/30/94**  18,106.2 0.69(dagger) 0.00(dagger)
2.49(dagger)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
  Opportunities (3) 9/30/93  219.2 0.54 0.54 1.57
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.3
Canada (1)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (1)   10/31/93  488.3 0.64 0.64 1.25
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93** $ 114.6 0.77%(dagger) 0.77%(dagger)
1.94%(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.69 1.10
Value (3)   10/31/93  1,100.8 0.72 0.71 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
New Millennium 11/30/93**  181.1 0.68(dagger) 0.68(dagger) 1.25(dagger)
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/92  18.6 0.50 0.50 1.29
Sterling
 Performance, L.P. 12/31/92  7.3 0.50 -- 1.50
Yen Performance, L.P. 12/31/92  3.9 0.50 -- 1.50
INCOME
Advisor Institutional
 Limited Term Bond 11/30/92  227.6 0.42 0.42 0.57
Advisor Limited
 Term Bond  11/30/92**  1.0 0.42(dagger) 0.42(dagger) 0.82(dagger)
Institutional Short-
 Intermediate
  Government 11/30/92  189.3 0.45 0.45 0.45
Global Bond (2) 12/31/92#  300.5 0.72(dagger) 0.72(dagger) 1.37(dagger)
New Markets Income (2) 12/31/93**  54.1 0.71(dagger) 0.24(dagger)
1.25(dagger)
Short-Term World
 Income (2) 12/31/92#  563.2 0.62(dagger) 0.59(dagger) 1.20(dagger)
Spartan Bond Strategist 12/31/93**  11.0 .70(dagger) .70(dagger)
.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/92  150.7 0.52 0.52 0.67
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/92  57.8 0.47 0.47 0.76
Spartan Long-Term
 Government Bond 1/31/93  78.3 0.65 0.65 0.65
U.S. Bond Index 2/28/93#  104.8 0.32(dagger) -- 0.32(dagger)
Capital & Income (3) 4/30/93  1,771.1 0.54 0.54 0.91
Intermediate Bond (3) 4/30/93  1,434.0 0.32 0.27 0.61
Investment Grade Bond (3) 4/30/93  1,049.6 0.37 0.37 0.68
Short-Term Bond (3) 4/30/93  1,634.8 0.47 0.47 0.77

Spartan Government
 Income   4/30/93 $ 491.8 0.65% 0.65% 0.65%
Spartan High Income 4/30/93  470.8 0.70 0.70 0.70
Spartan Short-Intermediate
 Government 4/30/93  23.5 0.65 0.02 0.02
The North Carolina Capital
 Management Trust:
  Term Portfolio 6/30/93  83.4 0.41 0.41 0.41
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term Bond 9/30/93  547.0 0.65 0.20 0.20
Advisor Government
 Investment 10/31/93  40.8 0.46 -- 0.68
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
MONEY MARKET
Cash Reserves (4) 11/30/92  10,249.7 0.17 0.17 0.48
State and Local Asset
  Management Series:
   Government Money
    Market (4) 11/30/92  1,046.4 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/92  295.1 0.17 0.17 0.24
Select-Money Market (4) 2/28/93#  492.5 0.14(dagger) 0.14(dagger)
0.56(dagger)
Institutional Cash:
 Domestic Money
  Market (4) 3/31/93  768.4 0.20 0.12 0.18
 Money Market (4) 3/31/93  5,033.1 0.20 0.15 0.18
 U.S. Government (4) 3/31/93  6,305.4 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/93  2,683.0 0.20 0.15 0.18
 U.S. Treasury II (4) 3/31/93  7,014.6 0.20 0.15 0.18
Spartan Money Market (4) 4/30/93  4,841.1 0.30 0.30 0.30
Spartan U.S. Government
 Money Market (4) 4/30/93 $ 1,204.8 0.55% 0.45% 0.45%
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/93  1,538.3 0.38 0.38 0.39
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93  443.3 0.50 0.31 0.95
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93  2,841.7 0.50 0.50 0.57
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
TAX-EXEMPT INCOME
Advisor Institutional
 Limited Term
  Tax-Exempt 11/30/92  63.5 0.42 0.41 0.66
Advisor Limited
 Term  Tax-Exempt 11/30/92**  1.1 0.42(dagger) 0.40(dagger) 1.04(dagger)
Connecticut Municipal
 Money Market (4) 11/30/92  379.8 0.42 0.26 0.43
High Yield Tax-Free 11/30/92  2,036.2 0.42 0.42 0.57
New Jersey Tax-Free
 Money Market (4) 11/30/92  360.5 0.42 0.42 0.64
Spartan Connecticut
 Municipal:
  High Yield 11/30/92  389.8 0.55 0.55 0.55
  Money Market (4) 11/30/92  48.7 0.50 0.02 0.02
Spartan Florida Municipal:
  Income   11/30/92** $ 118.4 0.55%(dagger) 0.03%(dagger) 0.03%(dagger)
 Money Market (4) 11/30/92**  15.8 0.50(dagger) -- --
Spartan New Jersey
 Municipal High Yield 11/30/92  324.6 0.55 0.49 0.51
Aggressive Tax-Free 12/31/92  711.1 0.47 0.47 0.64
Insured Tax-Free 12/31/92  335.7 0.42 0.40 0.63
Limited Term
 Municipals  12/31/92  827.3 0.47 0.47 0.64
Michigan Tax-Free:
 High Yield  12/31/92  419.6 0.42 0.42 0.61
 Money Market (4) 12/31/92  170.1 0.42 0.30 0.49
Minnesota Tax-Free 12/31/92  255.1 0.42 0.42 0.67
Municipal Bond 12/31/92  1,178.4 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/92  359.3 0.42 0.42 0.61
 Money Market (4) 12/31/92  257.0 0.42 0.41 0.58
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/92  218.9 0.55 0.55 0.55
  Money Market (4) 12/31/92  249.3 0.50 0.47 0.47
Massachusetts Tax-Free:
 High Yield  1/31/93#  1,215.5 0.42(dagger) 0.42(dagger) 0.55(dagger)
 Money Market (4) 1/31/93#  592.0 0.42(dagger) 0.42(dagger) 0.64(dagger)
New York Tax-Free:
 High Yield  1/31/93#  429.2 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Insured   1/31/93#  338.7 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Money Market (4) 1/31/93#  536.3 0.42(dagger) 0.42(dagger) 0.62(dagger)
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/93#  316.1 0.50(dagger) 0.17(dagger) 0.17(dagger)
Spartan New York
 Municipal:
  High Yield 1/31/93#  332.3 0.55(dagger) 0.48(dagger) 0.48(dagger)
  Money Market (4) 1/31/93#  454.3 0.50(dagger) 0.50(dagger) 0.50(dagger)
California Tax-Free:
 High Yield  2/28/93#  543.5 0.42(dagger) 0.42(dagger) 0.60(dagger)
 Insured   2/28/93#  213.4 0.42(dagger) 0.42(dagger) 0.63(dagger)
 Money Market (4) 2/28/93#  548.7 0.42(dagger) 0.42(dagger) 0.62(dagger)




Spartan California
 Municipal:
  High Yield 2/28/93# $ 514.4 0.55%(dagger) 0.40%(dagger) 0.40%(dagger)
  Money Market (4) 2/28/93#  894.4 0.50(dagger) 0.30(dagger) 0.30(dagger)
Institutional Tax-
 Exempt Cash (4) 5/31/93  2,517.7 0.20 0.14 0.18
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93  91.7 0.50 0.22 0.95
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)
Spartan Intermediate
 Municipal  8/31/93**  82.6 0.55(dagger) - -
Spartan Maryland Municipal
 Income   8/31/93**  13.4 0.55(dagger) -- --
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 1993, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund. INC-PXS-594 CUSIP #31617K303 / FUND #452
 CUSIP #31617K204 / FUND #040
 CUSIP #31617K105 / FUND #015
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY INCOME FUND: SPARTAN LIMITED MATURITY GOVERNMENT FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and _______, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INCOME FUND which the undersigned is entitled to vote at the Special
Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 15, 1994 at 10:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
   (015, 452, 040 HH)
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve nominees specified below as Trustees:     [  ] FOR all nominees    [  ]            1.
     J. Gary Burkhead, Ralph F. Cox, Phyllis Burke Davis,         listed (except as         WITHHOLD
     Richard J. Flynn, Edward C. Johnson 3d, E. Bradley           marked to the contrary    authority to
     Jones, Donald J. Kirk, Peter S. Lynch, Gerald C.             below).                   vote for all
     McDonough, Edward H. Malone, Marvin L. Mann, and                                       nominees.
     Thomas R. Williams.  (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE
     THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW).





2.    To ratify the selection of Price Waterhouse as           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of
      the trust.

4.    To amend the Declaration of Trust regarding              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of
      Trustees.

5.    To amend the Declaration of Trust to provide             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      the fund with the ability to invest all of its assets
      in another open-end investment company with
      substantially the same investment objective
      and policies.

6.    To adopt a new fundamental investment policy             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      for the fund permitting it to invest all of its
      assets  in another open-end investment
      company with substantially the same
      investment objective and policies.

8.    To approve a Sub-Advisory Agreement with                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      FMR Far East for the fund.

9.    To approve a Sub-Advisory Agreement with                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      FMR U.K. for the fund.

13.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning diversification.

15.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   15.
      limitation concerning senior securities.

16.   To eliminate the fund's fundamental                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   16.
      investment limitation concerning short sales.

17.   To eliminate the fund's fundamental                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   17.
      investment limitation concerning margin
      purchases.

18.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   18.
      limitation concerning borrowing.

20.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   20.
      limitation concerning concentration of its
      investments in a single industry.

21.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   21.
      limitation concerning real estate.

22.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   22.
      limitation concerning commodities.

23.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   23.
      limitation concerning lending.


INC-PXC-594    cusip#31617K303/fund#452H
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY INCOME FUND: FIDELITY MORTGAGE SECURITIES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and _______, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INCOME FUND which the undersigned is entitled to vote at the Special
Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 15, 1994 at 10:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
   (015, 452, 040 HH)
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve nominees specified below as Trustees:     [  ] FOR all nominees    [  ]            1.
     J. Gary Burkhead, Ralph F. Cox, Phyllis Burke Davis,         listed (except as         WITHHOLD
     Richard J. Flynn, Edward C. Johnson 3d, E. Bradley           marked to the contrary    authority to
     Jones, Donald J. Kirk, Peter S. Lynch, Gerald C.             below).                   vote for all
     McDonough, Edward H. Malone, Marvin L. Mann, and                                       nominees.
     Thomas R. Williams.  (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE
     THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW).





2.    To ratify the selection of Price Waterhouse as           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of
      the trust.

4.    To amend the Declaration of Trust regarding              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of
      Trustees.

5.    To amend the Declaration of Trust to provide             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      the fund with the ability to invest all of its assets
      in another open-end investment company with
      substantially the same investment objective
      and policies.

6.    To adopt a new fundamental investment policy             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      for the fund permitting it to invest all of its
      assets  in another open-end investment
      company with substantially the same
      investment objective and policies.

7.    To approve an amended management contract                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      for the fund.

8.    To approve a Sub-Advisory Agreement with                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      FMR Far East for the fund.

9.    To approve a Sub-Advisory Agreement with                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      FMR U.K. for the fund.

10.   To eliminate the fund's fundamental                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      investment policy concerning repurchase
      agreements.

11.   To eliminate certain of the fund's fundamental           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      investment policies and replace certain others
      with non-fundamental investment policies

12.   To adopt a fundamental investment limitation             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      concerning commodities for the fund.

14.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   14.
      limitation concerning diversification.

15.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   15.
      limitation concerning senior securities.

16.   To eliminate the fund's fundamental                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   16.
      investment limitation concerning short sales.

17.   To eliminate the fund's fundamental                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   17.
      investment limitation concerning margin
      purchases.

18.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   18.
      limitation concerning borrowing.

19.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   19.
      limitation concerning underwriting.

21.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   21.
      limitation concerning real estate.

23.   To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   23.
      limitation concerning lending.

24.   To eliminate the fund's fundamental                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   24.
      investment limitation concerning investment in
      other investment companies.

25.   To eliminate the fund's fundamental limitation           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   25.
      concerning investing in oil, gas, and mineral
      exploration programs.


INC-PXC-594    cusip#31617K204/fund#040H

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY INCOME FUND: FIDELITY GINNIE MAE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and _______, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INCOME FUND which the undersigned is entitled to vote at the Special
Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 15, 1994 at 10:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
   (015, 452, 040 HH)
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve nominees specified below as Trustees:     [  ] FOR all nominees    [  ]            1.
     J. Gary Burkhead, Ralph F. Cox, Phyllis Burke Davis,         listed (except as         WITHHOLD
     Richard J. Flynn, Edward C. Johnson 3d, E. Bradley           marked to the contrary    authority to
     Jones, Donald J. Kirk, Peter S. Lynch, Gerald C.             below).                   vote for all
     McDonough, Edward H. Malone, Marvin L. Mann, and                                       nominees.
     Thomas R. Williams.  (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE
     THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW).





2.   To ratify the selection of Price Waterhouse as           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     independent accountants of the trust.

3.   To amend the Declaration of Trust to provide             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     dollar-based voting rights for shareholders of
     the trust.

4.   To amend the Declaration of Trust regarding              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
     shareholder notification of appointment of
     Trustees.

5.   To amend the Declaration of Trust to provide             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
     the fund with the ability to invest all of its assets
     in another open-end investment company with
     substantially the same investment objective
     and policies.

6.   To adopt a new fundamental investment policy             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
     for the fund permitting it to invest all of its
     assets  in another open-end investment
     company with substantially the same
     investment objective and policies.

7.   To approve an amended management contract                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
     for the fund.

8.   To approve a Sub-Advisory Agreement with                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
     FMR Far East for the fund.

9.   To approve a Sub-Advisory Agreement with                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
     FMR U.K. for the fund.


INC-PXC-594    cusip#31617K105/fund#015H